UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Capital Fund, Inc.

Annual Report

December 31, 2005

Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

J. & W. SELIGMAN & CO.

INCORPORATED ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	34
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	35
Directors and Officers	42
Additional Fund Information	46

To The Shareholders

Your annual shareholder report for Seligman Capital Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2005, Seligman Capital Fund, Inc. delivered a total return of 11.52% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned 9.79%, the Lipper Mid-Cap Funds Average returned 9.67%, and the Russell Midcap Growth Index returned 12.10%.

We appreciate your continued support of Seligman Capital Fund, Inc. and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 22, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP Independent Registered Public Accounting Firm Deloitte & Touche LLP	Important Telephone Numbers (800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Manager
Marion S. Schultheis

Q:	How did Seligman Capital Fund, Inc. perform during the year ended December 31, 2005?

A:	During the year ended December 31, 2005, Seligman Capital Fund, Inc. delivered a total return of 11.52% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned 9.79%, the Lipper Mid-Cap Funds Average returned 9.67%, and the Russell Midcap Growth Index returned 12.10%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:	In spite of some serious challenges — rising energy prices, a more restrictive federal reserve policy, and a hurricane season that demolished much of the US Gulf Coast — the US economy remained strong and corporate profits were robust. Employment and income rose, and consumers continued to spend, especially on technology. However, around mid-year, retail sales did slow. Corporate spending remained sluggish, with corporate expenditures for technology continuing to be weak.

In this mixed environment, the broad US stock market, as measured by the S&P 500 Index, delivered positive, but unimpressive, returns for the year. Value stocks as a whole continued to outperform, led by energy and utility companies which were the best-performing sectors of the market. Within mid-cap stocks, however, value stocks and growth stocks delivered similar results.

Mid-cap stocks as a group were the big gainers for 2005, significantly outperforming both large-cap and small-cap stocks. Within the mid-cap growth universe, energy, health care, and industrials delivered the best performances, while consumer-related stocks lagged.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	Health care was the Fund’s largest sector weighting and represented an overweighting relative to the Russell Midcap Growth Index. The Fund’s health care holdings underperformed those of the benchmark. The Fund’s holdings in biotechnology delivered generally poor returns as these stocks suffered under a barrage of negative news reports, primarily concerning some products that were taken off the market.

While the Fund maintained significant exposure to information technology — the Fund’s second largest sector weight at year-end — it was underweighted relative to the Russell Midcap Growth Index. We were somewhat cautious in this area and were highly selective in the types of technology stocks we purchased for the Fund. In general, we focused on technology companies that produced consumer goods and delivered consumer services, rather than those that served the business community. This focus paid off as consumers continued to spend money on technology while business spending remained slow.

Interview With Your Portfolio Manager
Marion S. Schultheis

The Fund’s third largest sector weighting was consumer discretionary stocks. However, we became cautious in this area around mid-year and ended the year significantly underweighted relative to the Russell Midcap Growth Index. After three years of consumer-sector strength, we became concerned that consumer spending would weaken in the face of higher interest rates and higher energy costs. When we began receiving some negative reports, such as slowing retail sales, we reduced the Fund’s exposure to the sector. We were highly selective in the stocks we held and this made a positive difference for the Fund. Within consumer discretionary, we focused on specialty retail companies that dominated their niche markets.

At the beginning of 2005, we had believed that capital spending would increase and that industrial stocks would benefit. The Fund thus overweighted industrial stocks relative to the Russell Midcap Growth Index. While the sector delivered positive absolute returns, the Fund underperformed the Russell Index in this sector.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Capital Fund, Inc. is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by Christopher Boova, David Levy (trader), and Helen Ng. The Team is responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Capital Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. The return information presented herein for periods prior to September 26, 2002 does not reflect increased management fees that were in effect beginning on such date. If those increased fees had been reflected, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in Russell Midcap Growth Index, for the 10-year period ended December 31, 2005. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell Midcap Growth Index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(1)The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results
Total Returns
For the Periods Ended December 31, 2005

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	3.55%	6.23%	(2.60)%	9.24%	n/a		n/a	n/a	n/a
Without Sales Charge	8.73	11.52	(1.65)	9.77	n/a		n/a	n/a	n/a
Class B
With CDSC†	3.33	5.69	(2.77)	n/a	n/a		n/a	n/a	n/a
Without CDSC	8.33	10.69	(2.39)	n/a	8.31	%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	6.16	8.59	(2.59)	n/a	n/a		5.57%	n/a	n/a
Without Sales Charge and CDSC	8.25	10.67	(2.40)	n/a	n/a		5.73	n/a	n/a
Class D
With 1% CDSC	7.32	9.74	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	8.32	10.74	(2.38)	8.95	n/a		n/a	n/a	n/a
Class I	9.03	12.13	n/a	n/a	n/a		n/a	3.02%	n/a
Class R
With 1% CDSC	7.60	10.34	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	8.60	11.34	n/a	n/a	n/a		n/a	n/a	18.67%
Lipper Mid-Cap Funds Average**	8.41	9.67	2.85	9.11	8.24	†††	6.89	8.25	20.49
Lipper Mid-Cap Growth Funds Average**	9.48	9.79	(0.48)	8.05	7.00	†††	5.07	5.93	19.20
Russell Midcap Growth Index**	10.22	12.10	1.38	9.26	8.60		4.75	8.43	22.75

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/05	$21.30	$17.81	$17.84	$17.84	$21.73	$21.21
6/30/05	19.59	16.44	16.48	16.47	19.93	19.53
12/31/04	19.10	16.09	16.12	16.11	19.38	19.05

*	Returns for periods of less than one year are not annualized.
**	The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion as of December 31, 2005). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The Russell Midcap Growth Index (Russell Index) measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Lipper Averages and the Russell Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or index.
†	The CDSC is 5% for periods of one year or less and 2 % for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Portfolio Overview

Diversification of Net Assets

December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004*
Common Stocks:
Aerospace and Defense	2	$4,559,435	$7,167,372	1.4	2.6
Air Freight and Logistics	1	1,803,147	2,098,162	0.4	—
Airlines	1	5,003,584	5,385,754	1.0	1.6
Auto Components	2	11,829,886	12,129,060	2.3	—
Biotechnology	9	22,869,800	22,623,411	4.3	7.8
Building Products	—	—	—	—	0.9
Capital Markets	3	15,488,622	16,229,061	3.1	—
Chemicals	2	8,907,201	8,936,517	1.7	2.3
Commercial Banks	1	4,137,134	3,927,254	0.8	—
Commercial Services and Supplies	3	27,257,286	27,893,492	5.3	10.8
Communications Equipment	1	3,199,875	3,130,380	0.6	2.5
Computers and Peripherals	5	16,461,932	17,914,402	3.4	2.8
Construction and Engineering	2	10,955,410	16,412,578	3.1	2.0
Containers and Packaging	1	6,505,526	6,678,165	1.3	—
Diversified Financial Services	2	5,411,980	7,955,359	1.5	—
Electrical Equipment	1	2,051,420	2,733,192	0.5	0.9
Electronic Equipment and Instruments	1	4,304,950	5,033,448	1.0	2.8
Energy Equipment and Services	3	9,719,797	14,003,455	2.7	0.9
Energy Traders	1	3,318,827	3,292,640	0.6	—
Food and Staples Retailing	—	—	—	—	0.3
Food Products	4	17,446,281	17,029,480	3.3	2.6
Gas Utilities	1	1,549,217	1,533,642	0.3	—
Health Care Equipment and Supplies	7	20,822,173	20,414,276	3.9	4.1
Health Care Providers and Services	11	25,124,953	28,075,237	5.4	6.9
Hotels, Restaurants and Leisure	6	27,060,625	29,864,120	5.7	5.5
Household Durables	—	—	—	—	0.8
Insurance	4	11,380,158	11,711,214	2.3	—
Internet and Catalog Retail	1	2,303,228	3,546,840	0.7	0.8
Internet Software and Services	1	3,598,903	4,766,948	0.9	2.2
IT Services	6	23,799,075	26,556,627	5.1	2.9
Leisure Equipment and Products	—	—	—	—	1.0
Machinery	1	2,899,268	2,652,756	0.5	0.3
Media	1	2,733,655	2,748,340	0.5	1.0
Metals and Mining	2	4,459,955	5,226,645	1.0	—
Multi-Line Retail	2	8,013,180	7,917,844	1.5	1.1
Oil, Gas and Consumable Fuels	6	22,172,450	27,902,075	5.4	1.7
Paper and Forest Products	—	—	—	—	0.8
Personal Products	2	15,348,289	14,181,623	2.7	2.3
Pharmaceuticals	7	21,748,847	24,113,545	4.6	5.5

(Continued on page 8.)

Portfolio Overview

Diversification of Net Assets (continued)

December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004*
Common Stocks: (continued)
Semiconductors and Semiconductor Equipment	8	$20,924,672	$24,402,116	4.7	4.1
Software	5	23,750,066	25,283,692	4.8	5.2
Specialty Retail	8	34,004,225	40,931,703	7.8	8.3
Textiles, Apparel and Luxury Goods	1	1,920,497	1,880,376	0.4	—
Trading Companies and Distributors	—	—	—	—	1.3
Wireless Telecommunication Services	2	6,175,411	6,845,846	1.3	0.6
	127	461,020,940	511,128,647	97.8	97.2
Short-Term Holdings and Other Assets Less Liabilities	2	11,758,955	11,758,955	2.2	2.8
Net Assets	129	$472,779,895	$522,887,602	100.0	100.0

*  Restated to conform to current classification.

Largest Industries

December 31, 2005

Portfolio Overview

Largest Portfolio Changes

During Past Six Months

Largest Purchases
NBTY*
Euronet Worldwide*
BorgWarner*
Northern Trust*
Abercrombie & Fitch (Class A)*
Temple-Inland*
Business Objects (ADR)*
EOG Resources*
Electronics for Imaging*
Chattem*

Largest Sales
USANA Health Sciences**
Bed Bath & Beyond
Allied Waste Industries**
Goodrich**
Michaels Stores**
Precision Castparts
Fortune Brands**
Chico’s FAS
Symantec**
Nu Skin Enterprises (Class A)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*    Position added during the period.
**  Position eliminated during the period.

Largest Portfolio Holdings†

December 31, 2005

Security	Value	Percent of Net Assets
Jacobs Engineering Group	$11,429,308	2.2
Cintas	10,444,480	2.0
Herman Miller	10,028,962	1.9
Cogent	8,428,872	1.6
NBTY	8,320,000	1.6
Euronet Worldwide	8,119,060	1.6
Abercrombie & Fitch (Class A)	8,101,874	1.5
EOG Resources	7,615,806	1.5
Outback Steakhouse	7,610,469	1.5
Corrections Corporation of America	7,420,050	1.4

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†  Excludes short-term holdings.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Class A	$1,000.00	1.52%	$1,087.30	$8.00	$1,017.54	$7.73
Class B	1,000.00	2.27	1,083.30	11.92	1,013.76	11.52
Class C	1,000.00	2.27	1,082.50	11.92	1,013.76	11.52
Class D	1,000.00	2.27	1,083.20	11.92	1,013.76	11.52
Class I	1,000.00	0.99	1,090.30	5.22	1,020.21	5.04
Class R	1,000.00	1.77	1,086.00	9.31	1,016.28	9.00

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2005

	Shares	Value
Common Stocks 97.8%
Aerospace and Defense 1.4%
Precision Castparts	85,600	$4,434,936
Rockwell Collins	58,800	2,732,436
		7,167,372
Air Freight and Logistics 0.4%
Expeditors International of Washington	31,100	2,098,162
Airlines 1.0%
Southwest Airlines	327,800	5,385,754
Auto Components 2.3%
BorgWarner	116,300	7,051,269
Gentex	260,600	5,077,791
		12,129,060
Biotechnology 4.3%
Biogen Idec*	54,900	2,487,245
Celgene*	52,300	3,388,779
Cubist Pharmaceuticals*	93,100	1,975,117
Genomic Health*	93,000	845,835
Invitrogen*	32,700	2,179,128
Martek Biosciences*	134,500	3,309,372
MedImmune*	121,200	4,240,182
OSI Pharmaceuticals*	89,900	2,520,347
Telik*	98,700	1,677,406
		22,623,411
Capital Markets 3.1%
Legg Mason	34,600	4,141,274
Northern Trust	129,400	6,700,979
T. Rowe Price Group	74,900	5,386,808
		16,229,061
Chemicals 1.7%
Ecolab	154,900	5,618,223
Huntsman*	192,700	3,318,294
		8,936,517
Commercial Banks 0.8%
Synovus Financial	145,400	3,927,254
Commercial Services and Supplies 5.3%
Cintas	254,000	10,444,480
Corrections Corporation of America*	165,000	7,420,050
Herman Miller	355,700	10,028,962
		27,893,492

See footnotes on page 16.

Portfolio of Investments
December 31, 2005

	Shares	Value
Communications Equipment 0.6%
CIENA*	1,054,000	$3,130,380
Computers and Peripherals 3.4%
Electronics for Imaging*	243,100	6,454,305
Network Appliance*	92,700	2,503,363
SanDisk*	34,000	2,134,520
Seagate Technology*	141,700	2,832,583
Sun Microsystems*	960,200	3,989,631
		17,914,402
Construction and Engineering 3.1%
Fluor	64,500	4,983,270
Jacobs Engineering Group*	168,400	11,429,308
		16,412,578
Containers and Packaging 1.3%
Temple-Inland	148,900	6,678,165
Diversified Financial Services 1.5%
Chicago Mercantile Exchange Holdings	10,500	3,858,645
Moody’s	66,700	4,096,714
		7,955,359
Electrical Equipment 0.5%
Rockwell Automation	46,200	2,733,192
Electronic Equipment and Instruments 1.0%
Agilent Technologies*	151,200	5,033,448
Energy Equipment and Services 2.7%
BJ Services	162,600	5,962,542
Patterson-UTI Energy*	78,700	2,593,165
Smith International	146,800	5,447,748
		14,003,455
Energy Traders 0.6%
AES*	208,000	3,292,640
Food Products 3.3%
Dean Foods*	110,200	4,150,132
McCormick	163,400	5,052,328
Smithfield Foods*	88,700	2,714,220
J.M. Smucker	116,200	5,112,800
		17,029,480
Gas Utilities 0.3%
Equitable Resources	41,800	1,533,642

See footnotes on page 16.

Portfolio of Investments
December 31, 2005

	Shares	Value
Health Care Equipment and Supplies 3.9%
Beckman Coulter	45,400	$2,583,260
Biomet	147,200	5,378,688
Conor Medsystems*	103,700	2,005,558
Cooper Companies	76,900	3,944,970
I-Flow*	164,500	2,402,522
Mentor	44,400	2,045,952
SonoSite*	58,700	2,053,326
		20,414,276
Health Care Providers and Services 5.4%
Caremark Rx*	50,200	2,599,858
Coventry Health Care*	29,075	1,656,112
Eclipsys*	140,500	2,657,557
eResearch Technology*	130,600	1,972,713
Express Scripts*	60,800	5,094,736
Health Net*	42,600	2,196,030
IMS Health	161,900	4,034,548
Laboratory Corporation of America Holdings*	40,900	2,202,465
LifePoint Hospitals*	47,100	1,766,014
Quest Diagnostics	28,800	1,482,624
The TriZetto Group*	142,000	2,412,580
		28,075,237
Hotels, Restaurants and Leisure 5.7%
Cheesecake Factory*	111,650	4,169,569
Hilton Hotels	251,000	6,051,610
International Game Technology	121,900	3,752,082
Outback Steakhouse	182,900	7,610,469
Sonic*	176,500	5,202,338
Starwood Hotels & Resorts Worldwide	48,200	3,078,052
		29,864,120
Insurance 2.3%
Arch Capital Group*	52,400	2,870,734
PartnerRe	65,300	4,288,251
Philadelphia Consolidated Holding*	22,100	2,133,534
RLI	48,500	2,418,695
		11,711,214
Internet and Catalog Retail 0.7%
Blue Nile*	88,000	3,546,840
Internet Software and Services 0.9%
Marchex (Class B)*	212,100	4,766,948

See footnotes on page 16.

Portfolio of Investments
December 31, 2005

	Shares	Value
IT Services 5.1%
Cognizant Technology Solutions (Class A)*	93,200	$4,683,300
Euronet Worldwide*	292,000	8,119,060
Fiserv*	59,400	2,567,565
Iron Mountain*	59,800	2,524,756
Paychex	134,200	5,116,375
Satyam Computer Services (ADR)	96,900	3,545,571
		26,556,627
Machinery 0.5%
ITT Industries	25,800	2,652,756
Media 0.5%
Sirius Satellite Radio*	410,200	2,748,340
Metals and Mining 1.0%
Freeport-McMoRan Copper & Gold (Class B)	55,700	2,996,660
Phelps Dodge	15,500	2,229,985
		5,226,645
Multi-Line Retail 1.5%
Family Dollar Stores	215,600	5,344,724
Nordstrom	68,800	2,573,120
		7,917,844
Oil, Gas and Consumable Fuels 5.4%
EOG Resources	103,800	7,615,806
Kinder Morgan	28,700	2,638,965
Noble Energy	178,800	7,205,640
Peabody Energy	26,000	2,142,920
Sunoco	40,400	3,166,552
XTO Energy	116,800	5,132,192
		27,902,075
Personal Products 2.7%
Chattem*	161,100	5,861,623
NBTY*	512,000	8,320,000
		14,181,623
Pharmaceuticals 4.6%
Allergan	38,700	4,178,052
Barr Laboratories*	51,500	3,207,935
Forest Laboratories*	173,800	7,070,184
K-V Pharmaceutical (Class A)*	128,300	2,642,980
Medicis Pharmaceutical (Class A)	32,600	1,044,830
Sepracor*	64,700	3,336,255
Taro Pharmaceutical Industries*	188,700	2,633,309
		24,113,545

See footnotes on page 16.

Portfolio of Investments
December 31, 2005

	Shares or Principal Amount		Value
Semiconductors and Semiconductor Equipment 4.7%
Advanced Micro Devices*	61,100	shs.	$1,869,660
Analog Devices	117,600		4,218,312
ATI Technologies*	95,700		1,625,943
Broadcom (Class A)*	153,900		7,245,612
KLA-Tencor	51,100		2,519,486
Linear Technology	76,900		2,769,938
Marvell Technology Group*	55,000		3,084,675
Maxim Integrated Products	29,500		1,068,490
			24,402,116
Software 4.8%
Activision*	280,500		3,854,070
Autodesk	70,100		3,009,744
Business Objects (ADR)*	169,500		6,853,732
Cogent*	372,300		8,428,872
Intuit*	58,800		3,137,274
			25,283,692
Specialty Retail 7.8%
Abercrombie & Fitch (Class A)	124,300		8,101,874
Bed Bath & Beyond*	101,300		3,662,501
Chico’s FAS*	157,200		6,905,796
Guitar Center*	84,800		4,240,424
Ross Stores	92,400		2,670,360
TJX	123,600		2,871,228
Tractor Supply*	129,100		6,831,972
Volcom*	166,300		5,647,548
			40,931,703
Textiles, Apparel and Luxury Goods 0.4%
Coach*	56,400		1,880,376
Wireless Telecommunication Services 1.3%
American Tower (Class A)*	116,900		3,167,990
NII Holdings (Class B)*	84,200		3,677,856
			6,845,846

Total Common Stocks (Cost $461,020,940)			511,128,647

Short-Term Holdings 5.3%
Fixed Time Deposits 4.8%
Rabobank Nederland, Grand Cayman 4.15%, 1/3/2006	$25,000,000		25,000,000

See footnotes on page 16.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Repurchase Agreements 0.5%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $2,934,027, collateralized by: $3,045,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $2,995,497	$2,933,000	$2,933,000

Total Short-Term Holdings (Cost $27,933,000)		27,933,000

Total Investments (Cost $488,953,940) 103.1%		539,061,647

Other Assets Less Liabilities (3.1)%		(16,174,045)

Net Assets 100.0%		$522,887,602

*	Non-income producing security.

ADR – American Depositary Receipts.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
Common stocks (cost $461,020,940)	$511,128,647
Short-term holdings (cost $27,933,000)	27,933,000
Total investments (Cost $488,953,940)	539,061,647
Cash (includes restricted cash of $13,686)	300,309
Receivable for securities sold	6,840,994
Receivable for Capital Stock sold	343,953
Receivable for dividends and interest	275,358
Investment in, and expenses prepaid to, shareholder service agent	83,698
Other	30,757
Total Assets	546,936,716
Liabilities:
Payable for securities purchased	16,580,527
Payable for Capital Stock repurchased	6,733,698
Management fees payable	387,984
Distribution and service fees payable	209,400
Accrued expenses and other	137,505
Total Liabilities	24,049,114
Net Assets	$522,887,602
Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 25,943,778 shares outstanding):
Class A	$16,276,324
Class B	3,385,484
Class C	2,803,502
Class D	2,479,189
Class I	913,329
Class R	85,950
Additional paid-in capital	640,644,406
Accumulated net investment loss	(25,312)
Accumulated net realized loss	(193,782,977)
Net unrealized appreciation of investments	50,107,707
Net Assets	$522,887,602
Net Asset Value Per Share:
Class A ($346,688,085 ÷ 16,276,324 shares)	$21.30
Class B ($60,284,969 ÷ 3,385,484 shares)	$17.81
Class C ($50,022,826 ÷ 2,803,502 shares)	$17.84
Class D ($44,224,762 ÷ 2,479,189 shares)	$17.84
Class I ($19,843,906 ÷ 913,329 shares)	$21.73
Class R ($1,823,054 ÷ 85,950 shares)	$21.21

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign tax withheld of $1,108)	$2,444,605
Interest	510,263
Total Investment Income	2,954,868
Expenses:
Management fee	4,565,748
Distribution and service fees	2,510,271
Shareholder account services	1,756,784
Custody and related services	151,793
Registration	116,599
Auditing and legal fees	62,770
Shareholder reports and communications	53,201
Directors’ fees and expenses	22,070
Miscellaneous	57,436
Total Expenses	9,296,672
Net Investment Loss	(6,341,804)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	75,069,955
Net change in unrealized appreciation of investments	(12,306,787)
Net Gain on Investments	62,763,168
Increase in Net Assets from Operations	$56,421,364

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment loss	$(6,341,804)	$(7,641,026)
Net realized gain on investments	75,069,955	87,058,864
Payments received from the Manager (Note 8)	—	8,070
Net change in unrealized appreciation of investments	(12,306,787)	(35,900,359)
Increase in Net Assets from Operations	56,421,364	43,525,549
Capital Share Transactions:
Net proceeds from sales of shares	43,021,577	56,353,854
Exchanged from associated funds	10,303,044	12,834,677
Total	53,324,621	69,188,531
Cost of shares repurchased	(157,856,334)	(138,310,751)
Exchanged into associated funds	(9,654,080)	(14,024,925)
Total	(167,510,414)	(152,335,676)
Decrease in Net Assets from Capital Share Transactions	(114,185,793)	(83,147,145)
Decrease in Net Assets	(57,764,429)	(39,621,596)
Net Assets:
Beginning of year	580,652,031	620,273,627
End of Year (net of accumulated net investment loss of $25,312 and $33,789, respectively)	$522,887,602	$580,652,031

See Notes to Financial Statements.

Notes to Financial Statements

1. Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within eighteen months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemption made within one year of a plan’s initial purchase of Class R shares.

 All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on

Notes to Financial Statements

quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market conditions. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f. Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

g. Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $8,593 from sales of Class A shares. Commissions of $62,487 and $8,607 were paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $883,387 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $5,084.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $655,082, $535,129, $429,369 and $7,304, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2005, such charges amounted to $39,745. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $3,284 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $76,490, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,756,784 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $281,700. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2005, of $25,312 is included in accrued expenses and other liabilities. This accumulated balance was paid to the participating director in January 2006. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4. Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

5. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2005, amounted to $926,214,914 and $1,041,917,996, respectively.

6. Federal Tax Information —  Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

Notes to Financial Statements

At December 31, 2005, the cost of investments for federal income tax purposes was $490,388,098. The tax basis cost was greater than the cost for financial reporting primarily due to the tax deferral of losses on wash sales in the amount of $1,434,158.

At December 31, 2005, the tax component of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$63,213,194
Gross unrealized depreciation of portfolio securities	(14,539,645)
Net unrealized appreciation of portfolio securities	48,673,549
Undistributed income	—
Capital loss carryforward	(192,348,819)
Total accumulated losses	$(143,675,270)

At December 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $192,348,819, all of which expires in 2010 and is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2005		2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,425,277	$28,006,939	2,021,247	$36,603,695
Exchanged from associated funds	289,838	5,686,717	376,563	6,875,553
Converted from Class B*	224,215	4,458,378	207,905	3,729,177
Total	1,939,330	38,152,034	2,605,715	47,208,425
Cost of shares repurchased	(5,444,830)	(107,151,333)	(4,626,870)	(83,501,366)
Exchanged into associated funds	(232,965)	(4,589,616)	(390,245)	(6,969,371)
Total	(5,677,795)	(111,740,949)	(5,017,115)	(90,470,737)
Decrease	(3,738,465)	$(73,588,915)	(2,411,400)	$(43,262,312)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	116,389	$1,912,654	186,132	$2,844,430
Exchanged from associated funds	72,095	1,206,483	190,514	2,940,379
Total	188,484	3,119,137	376,646	5,784,809
Cost of shares repurchased	(1,011,567)	(16,682,685)	(1,269,716)	(19,378,378)
Exchanged into associated funds	(186,559)	(3,040,898)	(247,672)	(3,780,198)
Converted to Class A*	(267,177)	(4,458,378)	(246,048)	(3,729,177)
Total	(1,465,303)	(24,181,961)	(1,763,436)	(26,887,753)
Decrease	(1,276,819)	$(21,062,824)	(1,386,790)	$(21,102,944)

*  Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	101,619	$1,679,367	256,869	$3,948,089
Exchanged from associated funds	39,752	671,625	43,014	664,867
Total	141,371	2,350,992	299,883	4,612,956
Cost of shares repurchased	(1,081,580)	(17,903,840)	(1,400,207)	(21,393,942)
Exchanged into associated funds	(40,302)	(662,677)	(84,952)	(1,294,598)
Total	(1,121,882)	(18,566,517)	(1,485,159)	(22,688,540)
Decrease	(980,511)	$(16,215,525)	(1,185,276)	$(18,075,584)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	476,842	$7,927,824	492,699	$7,536,362
Exchanged from associated funds	165,609	2,738,177	145,259	2,241,617
Total	642,451	10,666,001	637,958	9,777,979
Cost of shares repurchased	(774,028)	(12,891,688)	(807,948)	(12,348,154)
Exchanged into associated funds	(84,603)	(1,359,073)	(130,504)	(1,980,758)
Total	(858,631)	(14,250,761)	(938,452)	(14,328,912)
Decrease	(216,180)	$(3,584,760)	(300,494)	$(4,550,933)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	123,671	$2,494,969	235,363	$4,242,679
Cost of shares repurchased	(129,272)	(2,654,685)	(86,929)	(1,563,110)
Increase (decrease)	(5,601)	$(159,716)	148,434	$2,679,569

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	50,187	$999,824	65,435	$1,178,599
Exchanged from associated funds	2	42	6,121	112,261
Total	50,189	999,866	71,556	1,290,860
Cost of shares repurchased	(28,790)	(572,103)	(7,019)	(125,801)
Exchanged into associated funds	(98)	(1,816)	—	—
Total	(28,888)	(573,919)	(7,019)	(125,801)
Increase	21,301	$425,947	64,537	$1,165,059

Notes to Financial Statements

8. Other Matters  — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Capital Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Notes to Financial Statements

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $8,070 paid to Seligman Capital Fund. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$19.10	$17.66	$13.11	$19.66	$23.81
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.19)	(0.16)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	2.39	1.63	4.71	(6.41)	(3.51)
Total from Investment Operations	2.20	1.44	4.55	(6.55)	(3.64)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	(0.51)
Net Asset Value, End of Year	$21.30	$19.10	$17.66	$13.11	$19.66

Total Return	11.52%	8.15%	34.71%	(33.32)%	(15.05)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$346,688	$382,188	$396,147	$335,220	$480,222
Ratio of expenses to average net assets	1.52%	1.51%	1.57%	1.34%	1.08%
Ratio of net investment loss to average net assets	(0.97)%	(1.05)%	(1.08)%	(0.93)%	(0.65)%
Portfolio turnover rate	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 33.

Financial Highlights

CLASS B
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$16.09	$15.00	$11.21	$16.95	$20.77
Income (Loss) from Investment Operations:
Net investment loss	(0.29)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized and unrealized gain (loss) on investments	2.01	1.36	4.02	(5.51)	(3.07)
Total from Investment Operations	1.72	1.09	3.79	(5.74)	(3.31)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	(0.51)
Net Asset Value, End of Year	$17.81	$16.09	$15.00	$11.21	$16.95

Total Return	10.69%	7.27%	33.81%	(33.86)%	(15.67)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$60,285	$75,004	$90,719	$78,832	$133,664
Ratio of expenses to average net assets	2.27%	2.26%	2.32%	2.09%	1.83%
Ratio of net investment loss to average net assets	(1.72)%	(1.80)%	(1.83)%	(1.68)%	(1.40)%
Portfolio turnover rate	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 33.

Financial Highlights

CLASS C
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$16.12	$15.03	$11.23	$16.98	$20.81
Income (Loss) from Investment Operations:
Net investment loss	(0.29)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized and unrealized gain (loss) on investments	2.01	1.36	4.03	(5.52)	(3.08)
Total from Investment Operations	1.72	1.09	3.80	(5.75)	(3.32)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	(0.51)
Net Asset Value, End of Year	$17.84	$16.12	$15.03	$11.23	$16.98

Total Return	10.67%	7.25%	33.84%	(33.86)%	(15.69)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$50,023	$60,996	$74,672	$67,545	$123,225
Ratio of expenses to average net assets	2.27%	2.26%	2.32%	2.09%	1.83%
Ratio of net investment loss to average net assets	(1.72)%	(1.80)%	(1.83)%	(1.68)%	(1.40)%
Portfolio turnover rate	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 33.

Financial Highlights

CLASS D
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$16.11	$15.02	$11.23	$16.97	$20.79
Income (Loss) from Investment Operations:
Net investment loss	(0.29)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized and unrealized gain (loss) on investments	2.02	1.36	4.02	(5.51)	(3.07)
Total from Investment Operations	1.73	1.09	3.79	(5.74)	(3.31)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	(0.51)
Net Asset Value, End of Year	$17.84	$16.11	$15.02	$11.23	$16.97

Total Return	10.74%	7.26%	33.75%	(33.82)%	(15.65)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$44,225	$43,426	$44,990	$39,110	$68,078
Ratio of expenses to average net assets	2.27%	2.26%	2.32%	2.09%	1.83%
Ratio of net investment loss to average net assets	(1.72)%	(1.80)%	(1.83)%	(1.68)%	(1.40)%
Portfolio turnover rate	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 33.

Financial Highlights

CLASS I
	Year Ended December 31,
	2005	2004	2003	2002	11/30/01* to 12/31/01
Per Share Data:
Net Asset Value, Beginning of Period	$19.38	$17.84	$13.17	$19.66	$19.24
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.10)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	2.44	1.64	4.75	(6.43)	0.43
Total from Investment Operations	2.35	1.54	4.67	(6.49)	0.42
Net Asset Value, End of Period	$21.73	$19.38	$17.84	$13.17	$19.66

Total Return	12.13%	8.63%	35.46%	(33.01)%	2.18%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$19,844	$17,807	$13,744	$7,796	$227
Ratio of expenses to average net assets	1.00%	1.00%	1.06%	0.83%	0.68	%†
Ratio of net investment loss to average net assets	(0.45)%	(0.54)%	(0.54)%	(0.43)%	(0.14	)%†
Portfolio turnover rate	176.42%	212.27%	142.14%	132.45%	207.04	%††
Without expense reimbursement:ø
Ratio of expenses to average net assets				0.85%	1.05	%†
Ratio of net investment loss to average net assets				(0.45)%	(0.50	)%†

See footnotes on page 33.

Financial Highlights

CLASS R
	Year Ended December 31,
	2005	2004	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$19.05	$17.65	$13.42
Income (Loss) from Investment Operations:
Net investment loss	(0.24)	(0.23)	(0.13)
Net realized and unrealized gain (loss) on investments	2.40	1.63	4.36
Total from Investment Operations	2.16	1.40	4.23
Net Asset Value, End of Period	$21.21	$19.05	$17.65

Total Return	11.34%	7.93%	31.52%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,823	$1,232	$2
Ratio of expenses to average net assets	1.77%	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(1.22)%	(1.30)%	(1.23	)%†
Portfolio turnover rate	176.42%	212.27%	142.14	%‡

*	Commencement of offering of shares.

†  Annualized.

††  For the year ended December 31, 2001.

‡  For the year ended December 31, 2003.

ø  The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 22, 2006

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determinations with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Mid-Cap Funds Average over the one-, three-, five- and ten-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Russell Midcap Growth Index, and a group of 11 competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund showed some improvement in its Lipper ranking in the one- and three-year periods ending September 30, 2005, with performance in the one-year period slightly under the Lipper category median. They noted that the Fund’s performance was substantially below the median over the five-year period. The directors noted that, for the first nine months of 2005, the Fund’s results were above each of the Lipper average, the index and the competitor average, although the Fund’s results had been below the Lipper average, the index and the competitor average in each of 2002, 2003 and 2004. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the Lipper Mid-Cap Funds category having between $100 million and $5 billion of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.85% was well within the range of management fees paid by the 42 funds in the peer group although somewhat above the average and the median for the peer group. The directors noted that the Fund’s fee schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year.

The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. Another registered investment company managed by the Manager offers a series with the same investment objective as the Fund. The directors noted that the management fee rate for this other series is less than the Fund. The Manager explained that the fee rate increases in the past at the Fund had not been sought for this other series because, in view of its small size and the fact that, at various times, such series had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for such series to match those recommended for the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significant

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s chief compliance officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was somewhat higher than the median and the average for the peer group, which the Manager attributed in part to the costs of SDC and to the Fund’s higher than median management fee. The directors concluded that the expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 45.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (63)[1,3] • Director: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1980 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc; and Director, C-SPAN (cable television network).

See footnotes on page 45.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Marion S. Schultheis (59) • Vice President and Portfolio Manager: 1998 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund.

See footnotes on page 45.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†  The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1] These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus.

END OF ANNUAL REPORT

EQCA2 12/05

ITEM 2.	CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$38,010	$36,267
Audit-Related Fees	–	–
Tax Fees	2,350	2,200
All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$124,560	$118,630
Tax Fees	8,000	13,703
All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $134,910 and $179,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2006

By:
/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 8, 2006

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.